Exhibit 10.16

Second Amended and Restated Rent Supplement

(ERCOT Transmission Lease)

January 1, 2015

This Second Amended and Restated Rent Supplement (this “Second Amended Supplement”) between Sharyland Distribution and Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on January 14, 2015, to memorialize supplements to the ERCOT Transmission Lease (as defined below), effective as of January 1, 2015. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the ERCOT Transmission Lease.

WHEREAS, Lessor and Lessee are Parties to a Lease Agreement (ERCOT Transmission Assets) dated December 1, 2014 (as amended from time to time in accordance with its terms, the “ERCOT Transmission Lease”);

WHEREAS, the Parties executed an Amended and Restated Rent Supplement (ERCOT Transmission Lease) dated January 1, 2015 (the “Amended and Restated Supplement”);

WHEREAS, on August 15, 2014, Lessee filed an application for interim update of wholesale transmission rates pursuant to PUC SUBST. R. 25.192(h) (the “August TCOS Filing”), and on October 3, 2014, the PUCT approved the August TCOS filing, allowing Lessee to begin billing based on the updated wholesale transmission rate; and

WHEREAS, additional Capital Expenditures subsequent to those included in the August TCOS Filing have been placed in service under the other leases between Lessor (or its subsidiary) and Lessee, and the Parties wish to amend and restate the Amended and Restated Supplement to memorialize the effect of the additional Capital Expenditures on the ERCOT Transmission Rate Allocation.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1. The Amended and Restated Supplement is hereby amended and restated in its entirety as set forth below.

2. The ERCOT Transmission Lease, except as supplemented by this Second Amended Supplement, shall remain in full force and effect.

Incremental CapEx:

2014	$18,276,969
2015	$17,000,000	*

*	Represents the amount of transmission Incremental CapEx that is expected to be placed in service in 2015, with a weighted average in service date of September 1, 2015. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Amended and Restated Supplement effective January 1, 2015.

Lessee CapEx:

2014	$0
2015	$0
2016	$0
2017	$0
2018	$0
2019	$0
2020	$0
2021	$0
2022	$0

ERCOT TRANSMISSION LEASE

Base Rent:

2014	$484,276
2015	$2,204,265	*
2016	$3,590,281
2017	$3,222,506
2018	$3,100,132
2019	$2,985,572
2020	$2,878,102
2021	$2,775,545
2022	$2,674,523

*	Lessee will make a monthly 2015 Base Rent payment of $158,795 on the 15th day of each month beginning on March 15, 2015 through December 15, 2015 (with respect to January 2015 through October 2015). Following these payments, Lessee will make a monthly 2015 Base Rent payment of $308,155 on each of January 15, 2016 and February 15, 2016 (with respect to November and December 2015). Following these payments, the aggregate amount of 2015 Base Rent paid to Lessor will equal the asterisked amount above.

Percentage Rent

Percentages:

2014	35.8%
2015	35.1%
2016	31.1%
2017	28.2%
2018	27.2%
2019	26.2%
2020	25.3%
2021	24.4%
2022	23.5%

Annual Percentage Rent

Breakpoints:

2014	$484,276
2015	$2,204,265
2016	$3,590,281
2017	$3,222,506
2018	$3,100,132
2019	$2,985,572
2020	$2,878,102
2021	$2,775,545
2022	$2,674,523

ERCOT TRANSMISSION LEASE

Revenues Attributable to

Lessee CapEx:

2014	$0
2015	$0
2016	$0
2017	$0
2018	$0
2019	$0
2020	$0
2021	$0
2022	$0

ERCOT Transmission Rate

Allocation:	before October 3, 2014: 0% between October 3, 2014 and March 31, 2015: 2.1% between April 1, 2015 and August 31, 2015: 2.1% starting September 1, 2015: 3.6%

Term of Rent Supplement: Expires 12/31/22

ERCOT TRANSMISSION LEASE

The Parties have executed this Second Amended Supplement to the ERCOT Transmission Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

ERCOT TRANSMISSION LEASE

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